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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of                                      September 6, 1996
earliest event reported)



                               SSE TELECOM, INC.
            (Exact name of registrant as specified in its charter)



Delaware                           33-10965                      52-1466297
(State of or other             (Commission File               (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

                         Suite 710, 8230 Leesburg Pike
                            Vienna, Virginia  22182
                   (Address of principal executive offices)

                Registrant's telephone number:  (703) 442-4503
ITEM 5.   OTHER EVENTS.
          ------------

     A.   Stock Purchase by Alcatel Telspace, S.A.  On September 6, 1996
          ----------------------------------------
("Closing Date"), Alcatel Telspace, a societe anonyme organized under the laws of France ("Alcatel"), purchased 625,000 shares of the common stock ("Common Stock") of SSE Telecom, Inc. (the "Company") for aggregate consideration of $7,826,500, or an average price of $12.52 per share.

                                                        Page  1  of  129
                                                             ---    -----
                                                        Exhibit Index on Page  6
                                                                              --
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     Of the aggregate 625,000 shares of Common Stock purchased by Alcatel,
525,000 shares were purchased from the Company for cash consideration of $6,751,500, or $12.86 per share, pursuant to a Stock Purchase and Investment Agreement (the "Investment Agreement") between the Company and Alcatel dated as of the Closing Date. 450,000 shares out of the 525,000 shares sold to Alcatel by the Company represented a portion of the shares acquired by the Company in its ongoing stock repurchase program and which were held in the treasury of the Company.

     Alcatel also purchased 100,000 shares of Common Stock from Frederick C. Toombs and Daniel E. Moore, two members of the Company's senior management, for aggregate cash consideration of $1,075,000, or $10.75 per share, pursuant to a Stock Purchase Agreement dated as of the Closing Date (the "Selling Stockholder Agreement"). In connection therewith, the Company and Messrs. Toombs and Moore entered into an agreement providing for the Company's consent to the sale by each of Messrs. Toombs and Moore of 50,000 shares of Common Stock to Alcatel, and the agreement of Messrs. Toombs and Moore to the early exercise of certain exercisable options and warrants and to limit any further disposition of shares of the Common Stock held by them until after February 28, 1997.

     The Company issued a warrant to Alcatel entitling the registered holder thereof to acquire 300,000 shares of the Common Stock of the Company, exercisable at any time during the period between September 7, 1996 and September 6, 1999, at an exercise price equal to the market price at the time of exercise, but not less than $11.00 per share (the "Warrant").

     The Company and Alcatel entered into a registration rights agreement ("Registration Rights Agreement") with respect to the Common Stock acquired by Alcatel under the Investment Agreement and the Selling Stockholder Agreement and the Common Stock issuable upon exercise of the Warrant.

     The Company, Alcatel, and six stockholders of the Company entered into a stockholders agreement dated as of the Closing Date (the "Stockholder Agreement") in which Alcatel and the stockholders of the Company that are parties to the agreement agreed to certain rights of first refusal and co-sale rights in respect to the disposition of common stock of the Company, on the terms set forth in such Stockholder Agreement. In addition, the Company and the stockholders of the Company that are parties to the agreement agreed to use their best efforts to cause a nominee of Alcatel to be nominated for election and such stockholders agreed to vote for the nominee to the Board of Directors of the Company.
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     In addition, by a separate agreement, the Company, Alcatel and six other stockholders of the Company, entered into a voting agreement in which such stockholders agreed to vote for a nominee of Alcatel to the Board of Directors of the Company (the "Voting Agreement").

     Effective as of the Closing Date, the Company and Alcatel entered into an agreement providing for the procedure by which the Company and Alcatel may jointly development certain products which have been identified and which will continue to be identified as suitable to complement the available products of SSET and Alcatel (the "Product Identification Agreement").

     Under the Investment Agreement, the Company agreed to use the net sale proceeds for working capital and to curtail by $3,500,000 the indebtedness under the debentures issued by the Company to EchoStar Communications Corporation ("Echostar"). Concurrent with closing under the Investment Agreement, the Company paid to Echostar the aggregate amount of $4,750,414 against principal and accrued interest under the debentures, reducing the principal balance owed under the debentures to $5,250,000.

     There is no material relationship between Alcatel, or any of its affiliates, any director or officer of Alcatel, or any associate of any director or officer of Alcatel, on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any director or officer of the Company, on the other hand. The Company and Alcatel have collaborated in the development of satellite communications equipment in the past and Alcatel has been a customer of the Company since 1989.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (c)  Exhibits

          4.7 Common Stock Purchase Warrant from SSE Telecom, Inc. to Alcatel Telspace, S.A., dated September 6, 1996.

          9.2 Voting Agreement by and among SSE Telecom, Inc., Alcatel Telspace, S.A., and certain stockholders of SSE Telecom, Inc., dated September 6, 1996.

          9.3 Stockholder Agreement by and among SSE Telecom, Inc., Alcatel Telspace, S.A., and certain stockholders of SSE Telecom, Inc., dated September 6, 1996.

          10.25 Stock Purchase and Investment Agreement by and between SSE Telecom, Inc., and Alcatel Telspace, S.A., dated September 6, 1996. There is included as part of this exhibit a listing of the exhibits to the Investment Agreement, but such exhibits are not filed. Registrant undertakes to furnish supplementally a copy of the omitted exhibits to the Commission upon request.

          10.26 Registration Rights Agreement between SSE Telecom, Inc. and Alcatel Telspace, S.A., dated September 6, 1996.
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 1996               SSE TELECOM, INC.



                                       By: /s/ Frederick C. Toombs
                                           --------------------------
                                              Frederick C. Toombs
                                              President
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                               INDEX TO EXHIBITS
                               -----------------


                                                        Page No.
                                                        --------

4.7       Common Stock Purchase Warrant from SSE
          Telecom, Inc. to Alcatel Telspace, S.A.,
          dated September 6, 1996.                          7

9.2       Voting Agreement by and among SSE Telecom,
          Inc., Alcatel Telspace, S.A., and certain
          stockholders of SSE Telecom, Inc., dated
          September 6, 1996.                               23

9.3       Stockholder Agreement by and among SSE
          Telecom, Inc., Alcatel Telspace, S.A.,
          and certain stockholders of SSE Telecom,
          Inc., dated September 6, 1996.                   32

10.25     Stock Purchase and Investment Agreement by
          and between SSE Telecom, Inc., and Alcatel
          Telspace, S.A., dated September 6, 1996.         61

10.26     Registration Rights Agreement between SSE
          Telecom, Inc. and Alcatel Telspace, S.A.,
          dated September 6, 1996.                        106